UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check all boxes that apply:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TERRITORIAL BANCORP INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Territorial Bancorp Inc. (“Territorial”) is using or making available the following communications through the website www.TerritorialandHopeCombination.com (the “microsite”), a website maintained by Territorial providing information relating to Territorial’s proposed merger with Hope Bancorp, Inc.:

Exhibit 1:	Forward-Looking Statements confirmation

Exhibit 1.1:	Homepage of microsite entitled “Home”

Exhibit 1.2:	Page entitled “Shareholder Resources”

Exhibit 1.3:	Page entitled “How to Vote”

Exhibit 1.4:	Page entitled “Contact Us”

TBNK / HOPE Microsite 10.7.24 Page 1 of 8 Forward Looking Statements

TBNK / HOPE Microsite 10.7.24 Page 2 of 8

TBNK / HOPE Microsite 10.7.24 Page 3 of 8 Home Page

TBNK / HOPE Microsite 10.7.24 Page 4 of 8

TBNK / HOPE Microsite 10.7.24 Page 5 of 8 Shareholder Resources

TBNK / HOPE Microsite 10.7.24 Page 6 of 8

TBNK / HOPE Microsite 10.7.24 Page 7 of 8 How to Vote

TBNK / HOPE Microsite 10.7.24 Page 8 of 8 Contact Us